UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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Laboratory Corporation of America Holdings

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
LABORATORY CORPORATION OF AMERICA HOLDINGS
2024 Annual Meeting
Vote by May 13, 2024 11:59 PM ET
V40972-P07192
LABORATORY CORPORATION OF AMERICA HOLDINGS 358 SOUTH MAIN STREET
BURLINGTON, NC 27215
You invested in LABORATORY CORPORATION OF AMERICA HOLDINGS and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareholders to be held on May 14, 2024.
Get informed before you vote
View the Notice of Proxy Statement, the Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 30, 2024, to facilitate timely delivery. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor.
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Vote Virtually at the Meeting*
May 14, 2024 9:00 A.M. EDT
Virtually at: www.virtualshareholdermeeting.com/LH2024
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by mail. Vote by Phone: Go to www.ProxyVote.com to view the materials, which will include a proxy card and instructions on how to vote by phone.

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# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

| | Voting Items | Board Recommends |
|---|---|---|
| 1. | Election of the members of the Company's Board of Directors. | |
| | **Nominees:** | |
| 1a. | Kerrii B. Anderson | For |
| 1b. | Jeffrey A. Davis | For |
| 1c. | D. Gary Gilliland, M.D., Ph.D. | For |
| 1d. | Kirsten M. Kliphouse | For |
| 1e. | Garheng Kong, M.D., Ph.D. | For |
| 1f. | Peter M. Neupert | For |
| 1g. | Richelle P. Parham | For |
| 1h. | Paul B. Rothman, M.D. | For |
| 1i. | Adam H. Schechter | For |
| 1j. | Kathryn E. Wengel | For |
| 2. | To approve, by non-binding vote, the compensation of the Laboratory Corporation of America Holdings' named executive officers. | For |
| 3. | Ratification of the appointment of Deloitte and Touche LLP as Laboratory Corporation of America Holdings' independent registered public accounting firm for the year ending December 31, 2024. | For |
| 4. | Shareholder proposal regarding shareholder opportunity to vote on excessive golden parachutes. | Against |
| 5. | Shareholder proposal regarding a Board report on transport of nonhuman primates within the U.S. | Against |
| 6. | Shareholder proposal regarding a Board report on risks of fulfilling information requests. | Against |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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V40973-P07192